EXHIBIT NO. 10

* (a)

EXECUTIVE OFFICER INCENTIVE ARRANGEMENT

Incorporated by reference to the previously filed Form 10-K for October 31, 1999 on file in the Commission office.

* (b)

ROANOKE ELECTRIC STEEL CORPORATION

EMPLOYEES’ STOCK OPTION PLAN

Incorporated by reference to the previously filed Form 10-K for October 31, 1998 on file in the Commission office.

* (c)

AMENDMENT TO ROANOKE ELECTRIC STEEL CORPORATION

EMPLOYEES’ STOCK OPTION PLAN

(Attached)

* (d)

ROANOKE ELECTRIC STEEL CORPORATION

NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

(Attached)

* (e)

ROANOKE ELECTRIC STEEL CORPORATION SEVERANCE AGREEMENTS

Incorporated by reference to the previously filed Form 10-K for October 31, 2002 on file in the Commission office.

* (f)

SWVA COLLECTIVE BARGAINING AGREEMENT

Incorporated by reference to the previously filed Form 10-Q for July 31, 2002 on file in the Commission office.

*	Management contract, or compensatory plan or agreement, required to be filed as an Exhibit to this Form 10-K pursuant to Item 15 (c).

27